                                                                   Exhibit 10.20


        AMENDMENT NO. 2 TO SERIES E PREFERRED STOCK PURCHASE AGREEMENT
        --------------------------------------------------------------


  This Amendment No. 2 (the "Amendment") to that certain Series E Preferred Stock Purchase Agreement (the "Original Agreement") dated as of February 22, 1996 by and among Production Group International, Inc., a Virginia corporation (the "Company"), and the investors listed on Schedule A thereto, each of which is herein referred to as a "Prior Series E Investor" and collectively as the "Prior Series E Investors," as amended by that certain Amendment No. 1 to the Original Agreement dated as of June 19, 1996, is made as of September 26, 1996 (the "Effective Date") by and among the Company and the Prior Series E Investors that have executed this Amendment (collectively, the "Amending Investors"). Capitalized terms not otherwise defined in this Amendment shall have the meaning set forth in the Original Agreement.

  WHEREAS, the Amending Investors hold a majority of the Common Stock issued or issuable upon conversion of the Series E Preferred Stock; and

  WHEREAS, the Company and the Amending Investors desire to amend the Original Agreement.

  THE PARTIES HEREBY AGREE AS FOLLOWS:

  1. Section 1.5, which currently reads as follows:

            "1.5 Additional Investors and Subscription Amounts.  The Company
                 ---------------------------------------------
     may, until June 30, 1996, either add new parties to this Agreement, or agree with an Investor to increase the number of shares of Series E Preferred Stock set forth opposite such Investor's name, provided, that (a) in the event a new party is added to this Agreement, such new party executes signature pages to this Agreement and the other agreements referenced herein, and is subject to the terms and conditions of this Agreement and the other agreements referenced herein and shall be deemed an "Investor" for purposes of this Agreement; (b) in the event the number of shares of Series E Preferred Stock for an Investor is increased, the Company and such Investor both execute a written document documenting such increase, (c) in either event, Schedule A is amended accordingly; (c) in either event, the Company promptly notifies each Investor of such new party or parties or such increase for an existing Investor and concurrently distributes an amended Schedule A; and (d) the aggregate amount of shares of Series E Preferred Stock set forth on Schedule A and available to be sold pursuant to this Agreement does not exceed 1,796,407 shares."

shall be amended in its entirety to read as follows:

            "1.5 Additional Investors and Subscription Amounts.  The Company
                 ---------------------------------------------
     may, until December 31, 1996, either add new parties to this Agreement, or agree with an Investor to increase the number of shares of Series E Preferred Stock set forth opposite such Investor's name, provided, that (a) in the event a new party is added to this Agreement, such new party executes signature pages to this Agreement and the other agreements referenced herein, and is subject to the terms and conditions of this Agreement and the other agreements referenced herein and shall be deemed an "Investor" for purposes of this Agreement; (b) in the event the number of shares of Series E Preferred Stock for an Investor is increased, the Company and such Investor both execute a written document documenting such increase, (c) in either event, Schedule A is amended accordingly; (c) in either event, the Company promptly notifies each Investor of such new party or parties or such increase for an existing Investor and concurrently distributes an amended Schedule A; and (d) the aggregate amount of shares of Series E Preferred Stock set forth on Schedule A and available to be sold pursuant to this Agreement does not exceed 1,796,407 shares."

     2. Schedule A to the Original Agreement is hereby amended in its entirety as of the date hereof to read as set forth in Schedule A attached hereto.

     3. Except as specifically provided herein, the Original Agreement shall remain in full force and effect.



[REST OF PAGE LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the Effective Date.

                                    PRODUCTION GROUP INTERNATIONAL, INC.



                                    By:
                                       ---------------------------------
                                         Mark N. Sirangelo, President

                                    Address:  One Courthouse Metro
                                              Suite 200
                                              2200 Wilson Boulevard
                                              Arlington, Virginia 22201


                      SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                  SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                                    SIERRA VENTURES IV, a
                                    California Limited Partnership

                                    By its General Partner,

                                    SV ASSOCIATES IV, L.P., a California Limited
                                    Partnership


                                    By:
                                       ----------------------------------
                                        Peter C. Wendell
                                        General Partner

                          Address: 3000 Sand Hill Road, Bldg 4, Suite 210 Menlo Park, California 94025


                                    SIERRA VENTURES IV INTERNATIONAL, a
                                    California Limited Partnership

                                    By its General Partner,

                                    SV ASSOCIATES IV, L.P., a California Limited
                                    Partnership

                                    By:
                                       ----------------------------------
                                        Peter C. Wendell
                                        General Partner

                          Address: 3000 Sand Hill Road, Bldg 4, Suite 210 Menlo Park, California 94025


                      SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                  SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                                    MELLON BANK, N.A., solely in its capacity as Trustee for the First Plaza Group Trust (as directed by General Motors Investment Management Corporation), and not in its individual capacity


                                    By:
                                       ----------------------------------
                                    Name:
                                         --------------------------------
                                    Title:
                                          -------------------------------

                          Address:  One Mellon Bank Center
                                    Pittsburgh, PA  15258-0001



                      SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                  SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                                    WLD/LAMONT PARTNERS


                                    By:
                                        -------------------------------
                                        Douglas S. Luke
                                        General Partner

                          Address:  One E. Broward Blvd.
                                    Suite 1101
                                    Ft. Lauderdale, FL  33301



                      SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                  SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                                  SCHEDULE A

                             SCHEDULE OF INVESTORS


                           Series E Preferred Stock
                           ------------------------



                                      Number of Shares
                                        of Series E
  Name and Address                    Preferred Stock
  ----------------                    ---------------
  Mellon Bank, N.A., as Trustee            479,042
  for First Plaza Group Trust

  Sierra Ventures IV, L.P.                 201,511

  Sierra Ventures IV International           8,069

  Merifin Capital N.V.                     119,760

  Orchid & Co.                              59,880

  Trident Capital                           49,991
    Partners Fund-I, L.P.

  Trident Capital                            9,889
    Partners Fund-I, C.V.

  Michael P. Galvin 1994 Trust              59,880

  Mercury Partners, LLC                     59,880

  Frederic C. Hamilton                      59,880

  WLD/Lamont Partners                      633,474

  ABS Employees' Venture Fund, L.P.         55,151

  TOTAL                                  1,796,407


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